Exhibit 99.1

A BEHAVIORAL HEALTH COMPANY THAT UTILIZES TOOLS AND TECHNOLOGY TO IMPROVE ACCESS TO CARE AND REDUCE TRIAL AND ERROR PRESCRIBING IMPROVING OUTCOMES AND LOWERING COSTS June 2019 Investor Presentation NASDAQ: MYND

Investor Presentation DISCLAIMER This presentation contains “forward - looking statements” pursuant to the safe - harbor provisions of the Private Securities Litigation Reform Act of 1995 that include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of resources . These forward - looking statements include, without limitation, statements regarding proposed new products or services ; statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance ; statements of management’s goals and objectives ; trends affecting our financial condition, results of operations or future prospects ; our financing plans or growth strategies ; and other similar expressions concerning matters that are not historical facts . Words such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes” and “estimates,” and similar expressions, as well as statements in future tense, identify forward - looking statements . Forward - looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved . Forward - looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties described in our filings with the U . S . Securities and Exchange Commission, including our most recent reports on Forms 10 - K, 10 - Q and 8 - K, that could cause actual performance or results to differ materially from those expressed in or suggested by the forward - looking statements . Forward - looking statements speak only as of the date they are made . You should not put undue reliance on any forward - looking statements . We assume no obligation to update forward - looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward - looking information, except to the extent required by applicable securities laws . If we do update one or more forward - looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward - looking statements . 2

Investor Presentation 3 MYND ANALYTICS (NASDAQ:MYND) MYnd Analytics provides technology and services that improve access to behavioral health resources through telemedicine and an artificial intelligence platform that allows clinicians to deliver personalized treatment plans. These solutions improve health care while decreasing costs. Two out of three individuals with mental illness never seek medical care, and of those who do millions fail to respond to current medication therapies 1 (1) https://www.who.int/whr/2001/media_centre/press_release/en/ and Integrated Behavioral Health Care Jürgen Unützer, MD, MPH, MA Chair, Psychiatry & Behavioral Sciences Director, AIMS Center University of Washington National Alliance Mental Health Summit, Denver, CO April 2 5, 2017

Investor Presentation US Worldwide Estimated prevalence of depression 1 1.1 Billion Worldwide 90 Million U.S. 300 Million Worldwide 30 Million U.S. 30 Million Worldwide 3 Million U.S. Only 10% that seek treatment achieve remission 2 Only 27% Receive Treatment 1 BEHAVIORAL HEALTH CRISIS 1. Demyttenaere K, Bruffaerts R, Posada - Villa J, et al. WHO World Mental Health Survey Consortium. Prevalence, severity, and unmet need for treatment of mental disorders in the World Health Organization World Mental Health Surveys. JAMA. 2004 Jun 2;291(21):2581 – 90. DOI: https://doi.org/10.1001/jama.291.21.2581. 2. Rush AJ1, Trivedi MH, Wisniewski SR, Nierenberg AA, Stewart JW, Warden D, Niederehe G, Thase ME, Lavori PW, Lebowitz BD, McGrath PJ, Rosenbaum JF, Sackeim HA, Kupfer DJ, Luther J, Fava M ., Acute and longer - term outcomes in depressed outpatients requiring one or several treatment steps: a STAR*D report , Am J Psychiatry. 2006 Nov;163(11):1905 3. Kessler RC. The costs of depression. Psychiatry Clin North Am. 2012 Mar;35(1):1 – 14. DOI: https://doi.org/10.1016/j.psc.2011.11.0 05 4. https://www.grandviewresearch.com/press - release/global - behavioral - mental - health - care - software - market 4 The lack of access to behavioral health specialists leads to only 27% of people suffering from depression receiving treatment, and the low efficacy of treatment protocols leads to only 2.7% of the depressed population achieving remission. Low remission rates make depression the leading cause of disability in the US for individuals aged 15 to 44 years resulting in annual loss of productivity in excess of $31B . 3 The global behavioral/mental health care software and services market size is expected to grow at 11.8% CAGR and reach $4.31B by 2025 . 4

Investor Presentation 80% of antidepressants are prescribed by Primary Care 1 Primary Care Primary Care Trial and Error Prescribing 10 % Remission Referred to Psychiatric Care Psychiatric Trial and Error Prescribing Med RX Patient Reaction Med Check 5 “TRIAL AND ERROR” PRESCRIBING IS INEFFICIENT AND COSTLY 90% Require Further Treatment or Drop Out of Treatment Low rates of remission are due to the lack of tools and training for Primary Care Physicians and limited access to Psychiatric specialists. Med RX Patient Reaction Med Check Only 27% of the patients with a behavioral health condition receive treatment (1) Mark T et al ., Psychiatric Svcs, 2009 Sept. 60:1167 (2) Luoma JB, Martin CE, Pearson JL. Am J Psychiatry. 2002 Jun; 159(6):909 - 16.

GOVERNMENT AND PRIVATE PAYERS ARE ENACTING PROGRAMS TO CLOSE GAPS

MYnd Analytics is strategically positioned to provide solutions that are supported by legislation and private payer initiatives.

Expanding coverage

- New government mandates have helped drive reimbursement for solutions that improve outcomes and reduce costs
  - Federal Mental Health Parity Act (2008)
  - Expansion Benefits for Medicare (2008)
  - Affordable care Act further coverage expansion (2010)
  - 21st Century Cures (2016)
- Coverage for mental health continues to expand and CPT codes exist for reimbursement

Collaborative Care Model (CoCM)[1]

- Under the CoCM, a consulting psychiatrist provides the primary care practice with specialized expertise through regular case review and recommendations for therapeutic and pharmacological treatment, medication adjustments, and additional specialty care.
- Medicare now provides coverage and reimbursement for "Psychiatric Collaborative Care Management Services"

According to Piper Jaffray, the telemedicine industry overcame regulatory barriers 3 years ago by becoming a legal form of healthcare in every state. Since then, the likelihood of someone choosing telemedicine has doubled y/y to 61% vs 28%, and half of consumers suggest they would consider a virtual behavioral therapist. Even the 65+ population is warming up to telemedicine. These (and other) revelations point to the telemedicine trend going mainstream.*[2]

(1) https://www.cms.gov/Outreach-and-Education/Medicare-Learning-Network-MLN/MLNProducts/Downloads/BehavioralHealthIntegration.pdf
(2) *https://piper2.bluematrix.com/sellside/EmailDocViewer?encrypt=c06f64b8-7a22-47b1-8c8c-1e974ad509a1&mime=PDF&co=Piper&id=nina.d.deka@pjc.com&source=libraryView&htmlToPdf=true

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MYND SOLVES THE 'ABC's OF BEHAVIORAL HEALTH

Challenge	MYnd Analytics Solution	Beneficiary
Access Limited access to behavioral health specialists.	Arcadian Telepsychiatry provides access to a national network of psychiatric providers, therapists and social workers through a cloud-based system designed for telemedicine.	**Patients:** improved access to the clinical resources needed to treat their behavioral health condition. **Health Systems:** integrate behavioral health into primary care practices and deliver a collaborative care model. **Payers:** offer telemedicine as a benefit to both their patients and provider partners.
Better Care Health systems lack the tools and resources to adequately treat behavioral health patients.	MYnd's PEER Online is a clinical decision support tool that reduces "trial and error" prescribing. Patients have a greater than **80%**[1] probability of being prescribed a medication that will improve their behavioral health condition at first treatment.	**Patients:** improved behavioral health can lead to higher levels of overall health. **Health Systems:** clinical decision support tool allows for primary care to effectively treat most patients. **Payers:** properly treated behavioral health conditions lead to overall higher health of the population.
Costs Costs are higher when behavioral health conditions remain untreated	Integrated collaborative care, telepsychiatry and PEER Online solution can improve care while lowering overall cost of care for the population.	**Patients:** fewer visits and prescriptions by eliminating "trial and error" prescribing. **Health Systems:** lower costs benefit their risk / value based contracts. **Payers:** populations with properly treated behavioral health conditions utilize fewer healthcare resources.

(1) Internal data based on the 0.81 Sensitivity/0.85 Specificity when independent sample validation is performed

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Investor Presentation TRIAL AND ERROR PRESCRIBING Primary care physicians have diagnostic tools and defined care protocols for treating chronic conditions like heart disease, diabetes and asthma 1 . • Primary care physicians regularly use EKGs to treat their patients that are at risk for cardiac conditions. 80% of anti - depressants are prescribed by non - Psychiatrists 2 , even though they lack diagnostic tools and training to help inform their treatment protocol. • On average 45% of suicide victims had contact with their primary care physician within one month of their suicide. 2 Drug efficacy is low, resulting in less than one third of patients achieving remission at 14 weeks. 3 • The inherent low efficacy of behavioral health drugs leads to overall low achievement of remission even when therapy is managed by a Psychiatrist. For the two - thirds of patients that do not achieve remission, physicians must resort to “trial and error” treatments that can require two or three different treatment interventions. 3 • High drop out rates leaves most behavioral health patients under - treated or untreated • Psychiatry has lacked a diagnostic test that can improve the efficacy of medication treatment protocols. (1) Bishop T, Ramsay P, Casalino L, Bao Y, Pincus H, Shortell S , Health Affairs 35, No 3, 2016; 394 – 400. 10.1377/hlthaff.2015.1068 (2) Mark T et al ., Psychiatric Svcs, 2009 Sept. 60:1167 (2) Luoma JB, Martin CE, Pearson JL. Am J Psychiatry. 2002 Jun; 159(6):909 - 16. (3) Rush AJ1, Trivedi MH, Wisniewski SR, Nierenberg AA, Stewart JW, Warden D, Niederehe G, Thase ME, Lavori PW, Lebowitz BD, McGrath PJ, Rosenbaum JF, Sackeim HA, Kupfer DJ, Luther J, Fava M., Acute and longer - term outcomes in depressed outpatients requiring one or several treatment steps: a STAR*D report, Am J Psychiatry. 2006 Nov;163(11):1905 (4) Internal data based on the 0.81 Sensitivity/0.85 Specificity when independent sample validation is performed The PEER Online database uses EEG data to inform clinicians of a treatment protocol that has an over 80% predictive rate 4 , reducing “trial and error” prescribing, decreasing the time to remission and lowering overall cost of care. 8

PEER UTILIZES MACHINE LEARNING TO DEVELOP PREDICTIVE ALGORITHMS

- An electroencephalogram (EEG) is a completely painless, non-invasive test that can be easily administered in a primary care environment.
- The EEG records your brain's electrical activity and provides a basis for comparison against others within PEER Online® (Psychiatric Electroencephalographic Evaluation Registry) ("PEER")
- MYnd utilizes **AI, machine learning and data analytics to enable a clinician to develop a personalized treatment plan**, thereby improving patient outcomes and reducing healthcare costs



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Large clinical registry and database of predictive algorithms: 11,000+ patients & 40,000+ outcomes

- MYnd's PEER Report uses data from EEG tests, outcomes and machine learning to identify endophenotypic markers of drug response



NEW TECH FOR VETS
BRAIN-MAPPING OFFERS HOPE FOR HIDDEN WOUNDS
Dawn Perez, LPC | BiofeedbackWORKS
CNN
THE LEAD

Proven results with 144% improvement in depression scores and 75% reduction in suicidality[1]

(1) Iosifescu DV, Neborsky RJ, Valuck RJ. The use of the psychiatric electroencephalography evaluation registry (PEER) to personalize pharmacotherapy. Neuropsychiatr Dis Treat 2016;12:2131–2142

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Investor Presentation PEER ONLINE PROVIDES CLINICAL DECISION SUPPORT FOR PRIMARY CARE 10 EEG securely uploaded to PEER Online Patient has EEG scan in Primary Care Office Patient EEG Compared to 40,000 data points in the PEER Online database Personalized PEER Report is generated by the artificial intelligence algorithm and sent to Primary Care office Primary Care Can Consult with MYnd Psychiatrist for Treatment Advice Primary Care Creates Personalized Treatment Plan That is Informed by PEER PEER Online can become a powerful tool deployed in the primary care clinics to deliver personalized treatment plans that can drive overall population health improvements

Investor Presentation PEER ASSISTED TREATMENT PLANS ACHIEVE BETTER AND FASTER RESULTS 11 DEBATTISTA 2011 – PEER VS STAR - D 1 Quick Inventory of Depressive Symptomatology Self - Report (QIDS - SR) is a standard psychometric evaluation in patients with chronic major depression ; the lower the score the better measured outcome for the patients . PEER PEER assisted treatments achieve the same results as “Treatment As Usual” in half the time , and then continue to deliver a statistically better result over the full course of treatment. (1) DeBattista C, Kinrys G, Hoffman D, et al. The use of referenced - EEG ( rEEG ) in assisting medication selection for the treatment of depression. J Psychiatr Res 2011;45:64 – 75

Investor Presentation 12 CLINICAL EVIDENCE FOR PEER Independent studies • 45 studies with 3 , 130 patients offer compelling evidence for QEEG biomarkers as simple, inexpensive predictors of patient response to specific antidepressants and likely treatment - related side effects (including suicidal ideation) . • EMBARC – NIMH - sponsored study of objective biomarkers found EEG predicted SSRI response, May 2018 . “ Although we continue to study brain imaging and blood biomarkers, I do recommend patients ask for these tests when seeking an antidepressant," Dr. Madhukar Trivedi said. PEER Randomized Controlled Trials 1 , 2 , 3 • The four randomized controlled trials of PEER, measured by Standard Mean Difference, demonstrated a ‘strong’ effect for these symptom scales, compared with moderate or weak effect for current treatment as usual (TAU) . • These trials represent more LOE 1 A evidence than has been reported for any other targeted strategy in depression . Walter Reed Trial 1 Service members whose doctors followed PEER Report recommendations showed statistically significant improvement : • Depression scores improved by 144% • PTSD scores improved by 139% • Suicidal ideation was reduced by 75% • The trial was the fourth scientific replication of previous studies, all of which have demonstrated the efficacy of PEER technology in improving patient outcomes . (1) Iosifescu DV, Neborsky RJ, Valuck RJ. The use of the psychiatric electroencephalography evaluation registry (PEER) to personalize pharmacotherapy. Neuropsychiatr Dis Treat 2016;12:2131 – 2142 (2) Suffin SC, Emory WH, Guitierrez N, Arora GS, Schiller MG, Kling A. A QEEG database method for predicting pharmacotherapeutic outcome in refractory manor depressive disorders. J Am Physicians Surg 2007;12:104 – 108 (3) DeBattista C, Hoffman D, Schiller M. Review of current results in the use of referenced - EEG in the guidance of psychotropic medication sel ection for treatment - resistant depressed patients. Presented at 49th Annual National Institute of Mental Health (NIMH) New Clinical Drug Evaluation Unit (NCDEU) Meeting, Hollywood, FL, June 29 – July 2, 2009

Investor Presentation 13 WHAT DOCTORS SAY “Why are we treating an organ, the brain, without measuring the effect of our treatment on the organ? There are over 100 medications available for the treatment of behavioral disorders. The core problem is not that we need three more, the problem is that we need to know how to use the 100 we have...” - Steve Suffin, M.D., Chief of Clinical Pathology, Quest Diagnostics, CNS Response Co - founder "This could revolutionize prescribing practice in terms of helping people get the right treatment sooner. Psychiatry doesn't really have a predictive model for which disorders will respond best to which medications.“ - Col. John Bradley, MD, US Army (Retired) "We all respond differently to medications. I like to see my patients feel better faster without trial and error. The PEER Report™ shows what medications worked or didn't work for people with similar brains. I'm pleased to have trained military doctors who also use the PEER Report.“ - Dr. Michael Anderson, Psychiatrist (Private Practice) “ Predicting non - responders with an easy, relatively inexpensive, predictive, objective office procedure that builds upon clinical judgment to guide antidepressant choice.” - Charles DeBattista, MD, Stanford University School of Medicine

IMPROVING ACCESS TO CARE THROUGH ARCADIAN TELEPSYCHIATRY

Arcadian provides a technology enabled telebehavioral health solution through a network of social workers, therapists, nurse practitioners, and psychiatrists that are licensed throughout the United States.

Turnkey Collaborative Care Model (CoCM)

- CMS introduced 3 CPT codes that can be billed on a monthly basis for patient's that are being managed under this program.
- Arcadian partners with primary care offices to provide a turnkey solution to provide collaborative care services.

Virtual Psychiatric Office

- The Arcadian telepsychiatry solution is designed to integrate with primary care offices and clinics to provide seamless access to behavioral health specialists.
- The Arcadian technology platform allows for the primary care office to integrate scheduling, patient data and prescriptions into their existing workflow.

On Demand Telepsychiatry

- On-demand access to a psychiatric specialist to support patients in an acute care, skilled nursing, nursing home or emergency / urgent care environment.

Teletherapy

- National network of licensed therapists and social workers that can provide services in a clinic environment or directly to the patient.

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TELEMEDICINE TECHNOLOGY PLATFORM SEAMLESSLY INTEGRATES WITH CLINICS

The MYnd telemedicine platform is a secure, easy to use cloud-based platform that seamlessly integrates into the referring clinic's workflow via standard protocols and interfaces. The system only requires internet, a web camera and computer that can open a browser window.


HL7
CCDA
Manual Sync
Secure Video
Scheduling
Patient History
E-Prescribing
Visit Notes
Primary Care EHR
Arcadian Platform
Patient Portal
Behavioral Health Patient

The Arcadian telemedicine technology platform has been optimized to integrate with primary care workflow and increase referrals. Referrals from primary care increases the utilization of telemedicine services eliminating the high sales and marketing costs of acquiring patients in a direct to consumer model.

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DIFFERENTIATED BEHAVIORAL HEALTH TECHNOLOGY AND SERVICES


Arcadian Care Coordinator
Arcadian Psychiatrist
Primary Care Clinic
Identified for treatment
Behavioral Health Patient
Collaborative Care Solution Works with Primary Care to Identify Best Course of Treatment
Frequent Contact
As Needed
Next Steps
PEER
w/ EEG performed in office
PEER Enabled Primary Care
Arcadian Psychiatrist Consult Available
Personalized Treatment Plan
Telepsychiatry with an Arcadian Psychiatric Provider
Telepsychiatry enabled Primary Care Clinic
Tele-Therapy
At PCP
On Mobile
At Home

PEER Online Informs Treatment Plan

Virtual Psychiatric Office is Used to Treat More Complex Patients

Flexible Teletherapy is Available to All Patients

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Investor Presentation TOTAL AVAILABLE MARKET 17 1. Roman D, Conlee K, Goldman Sachs Equity Research June 29, 2015, Internet of Things Vol 5 2. https://www.ahrq.gov/research/findings/factsheets/primary/pcwork1/index.html 3. https://fitsmallbusiness.com/what - is - an - eap - employee - assistance - program/ 4. https://journals.sagepub.com/doi/full/10.1177/2165079915585054 5. Demyttenaere K, Bruffaerts R, Posada - Villa J, et al. WHO World Mental Health Survey Consortium. Prevalence, severity, and unmet need for treatment of mental disorders in the World Health Organization World Mental Health Surveys. JAMA. 2004 Jun 2;291(21):2581 – 90. DOI: https://doi.org/10.1001/jama.291.21.2581. Goldman Sachs estimates total potential savings of $100B+ in the U.S. alone through telehealth services 1 Telepsychiatry (Annual) $3,200,000,000 Primary Care Physicians (US) 2 200,000 Average PCP / clinics 5 Clinics 40,000 Average Annual Revenue / Clinic $80,000 Tele-EAP (Annual) $2,368,000,000 Full Time Employees (US) 100,000,000 Percentage with access to EAP 3 74% Utilization of EAP services 4 4% Average Annual Revenue / Participant $800 PEER Online (Total Market) 24,000,000,000$ Untreated Behavioral Health Patients (US) 5 60,000,000 Avg PEER Report Revenue $400

GROWTH STRATEGY

	Organic	Inorganic	New Market
Telepsychiatry	Expansion within existing, large clients can drive significant revenue growth with low customer acquisition costs. Focus on expansion within primary care with a differentiated solution. Invest in sales, marketing, technology platform and operations to drive scalability.	Leverage our operational scalability to roll up smaller, regional behavioral health networks.	
PEER Online	Continue to develop programs at the health system level to drive PEER Online deployment at scale. Ramp sales, marketing and account management after our first health system deployments.		Develop revenue streams with pharma to leverage our database and algorithms as part of their development and deployment strategies.
Integrated Collaborative Care Solution	Deliver our integrated solution with existing telepsychiatry and PEER Online clients.	Leverage our access to primary care clinics to deploy other technology solutions like Online Cognitive Behavioral Therapy apps that allow for self directed therapy.	

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RECENT DEVELOPMENTS

Recent developments illustrate highly scalable business model:

- ✓ Partnered with Sanford Health to provide telepsychiatry services supporting outpatient primary care practices.
- ✓ Launched telepsychiatry coverage for Memorial Hospital Gulfport to provide services for their inpatient and emergency room patients.
- ✓ Announced nationwide expansion of telepsychiatry & telebehavioral health services for leading EAP provider and a national managed behavioral health company.
- ✓ Partnered with Care Compass Networks to provide telepsychiatry and teletherapy solutions to a variety of organizations including nursing homes, primary care, pharmacy, behavioral health agencies, and visiting nurse services that cover 1/8th of New York State.
- ✓ FDA designated breakthrough device status for MYnd Analytics' PEER Online solution.

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Investor Presentation 20 2019 MILESTONES 1 Expand partnership with Sanford Health to provide telebehavioral health and telepsychiatry services through Arcadian’s provider network for Sanford Health’s network of outpatient primary care practices. 2 Expand relationship with one of the nation’s leading health and well - being companies to offer telebehavioral health services to its affiliated primary care clinics 3 Establish a new commercial project for PEER, similar to the project with Hackensack Meridian Health and Horizon Healthcare, with a managed care company or health system seeking to improve clinical outcomes and lower health care costs 4 Continue to invest in the PEER Online platform by adding additional data points collected from our clinical trials and commercial deployments. 5 Launch a Collaborative Care solution that leverages the Arcadian technology platform and clinical network to provide solutions for our primary care partners. 6 Finalize merger with Emmaus and successfully up - list Telemynd to NASDAQ.

21 CAPITALIZATION Common Stock Issued and Outstanding (5/31/19) 12,700,016 Series A Preferred 550,000 Series A - 1 Preferred 500,000 Total Shares of Common Stock Underlying Issued Options 1,670,767 Total Shares of Common Stock Underlying Issued Warrants 6,269,673 Fully Diluted Shares Outstanding 21,690,456

Investor Presentation 22 SUMMARY Enabling clinicians to deliver a personalized therapy solution with PEER and provide greater access to behavioral health clinicians through telemedicine while lowering the overall costs associated with untreated behavioral health conditions. • With telemedicine, we can deliver mental health services where and when the patient needs them including the privacy of one’s own home. • Clinicians leverage our artificial intelligence, machine learning and data analytics to deliver personalized medicine and treatment plans. • Overall healthcare costs can be reduced by properly treating behavioral health disorders. This also allows people to live full and productive lives benefitting society as a whole. MYnd and Arcadian Telepsychiatry are well positioned to help individuals, providers, payers, employers and government solve their behavioral health challenges at both the personal and population level.

Investor Presentation EMMAUS MERGER & SPINOFF • Announced merger and spinoff transaction with Emmaus Life Sciences, Inc., a leader in sickle cell disease treatment, in January 2019. • Emmaus will become a wholly owned subsidiary of MYnd Analytics in exchange for MYnd Analytics’ issuance of common stock to Emmaus shareholders and other equity holders. • The exchange ratio will result in Emmaus security holders owning approximately 94% of the MYnd Analytics’ common stock on a fully diluted basis after the merger. • It is anticipated that the surviving company will change its name to Emmaus and receive a new ticker symbol to reflect the name change. • In connection with the transaction, MYnd Analytics intends to transfer all of its assets (including cash and its equity interest in Arcadian Telepsychiatry Services, LLC) and liabilities into its wholly - owned subsidiary, Telemynd , Inc. and distribute all shares of Telemynd stock to current MYnd shareholders on a pro - rata basis. • Upon completion of the expected spin - off and distribution referenced above, MYnd shareholders will own 100% of the predictive analytics and telemedicine business, with plans to begin operations as a new stand alone public company. 23

Investor Presentation ABOUT EMMAUS x Emmaus’ lead prescription product, Endari, demonstrated positive clinical results in a completed Phase 3 clinical trial for sickle cell disease and received FDA approval in July 2017 x Endari is indicated to reduce the acute complications of sickle cell disease in adult and pediatric patients five years of age and older o The results of the trial were published in The New England Journal of Medicine on July 19th, 2018 x Multi - billion dollar addressable market – underserved, undertreated disease category with no new treatments in 2 decades – market poised for disruption x Emmaus launched Endari in the United States in early 2018 and has experienced strong market uptake x Endari is reimbursable by the Centers for Medicare and Medicaid Services, and every state provides coverage for Endari for outpatient prescriptions to all eligible Medicaid enrollees within their state Medicaid programs x Emmaus has distribution agreements in place with the nation’s leading distributors, making Endari available to selected pharmacies nationwide 24

Investor Presentation 25 CONTACT Robin L. Smith, MD, MBA, Chairman of the Board tel : 917 - 691 - 7409 email: robin@robinlsmith.com Patrick Herguth Chief Executive Officer tel: (949) 420 - 4400 email: pherguth@myndanalytics.com Don D’Ambrosio, Chief Financial Officer tel :      email: dambrosio@myndanalytics.com